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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                DECEMBER 12, 2005

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                               BLUE HOLDINGS, INC.
               (Exact name of registrant as specified in charter)

                                     NEVADA
         (State or other Jurisdiction of Incorporation or Organization)


       000-33297                                          88-0450923
(Commission File Number)                       (IRS Employer Identification No.)

                       5804 E. SLAUSON AVE., COMMERCE, CA
                                      90040
                         (Address of Principal Executive
                              Offices and zip code)

                                 (323) 725-5555
                             (Registrant's telephone
                          number, including area code)

                           MARINE JET TECHNOLOGY CORP.
                       936A BEACHLAND BOULEVARD, SUITE 13
                              VERO BEACH, FL 32963
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;  ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

         On December 12, 2005, Elizabeth Guez resigned as the Chief Operating Officer of Blue Holdings, Inc. (the "Registrant").

         Effective December 16, 2005, in accordance with the Bylaws of the Registrant, Messrs. Gary A. Freeman and Robert G. Lynn are elected as independent members of the Registrant's Board of Directors.

         Mr. Gary Freeman is currently a Partner in Bandari, Beach, Lim & Cleland's Audit and Accounting services division. Having more than 15 years of experience in accounting and consulting, Mr. Freeman has provided his expertise to a variety of privately and publicly-held growth businesses in strategic planning, business consulting, auditing and accounting services. Mr. Freeman has also assumed interim senior level management roles at public and private companies during his career, including as Co-President and Chief Financial Officer of Trestle Holdings (TLHO.OB). Mr. Freeman's previous experience includes ten years with BDO Seidman, LLP, including two years as an Audit Partner.

         Mr. Robert G. Lynn joins the company with over 30 years of retail management experience. Most recently, Mr. Lynn served as the Chief Operating Officer of Value City Department Stores, which operates 113 stores with a wide assortment of designer, department, discount and specialty store brands at prices substantially lower than competing department and discount stores. Prior to joining Value City, Mr. Lynn served as President and Chief Operating Officer of Bradlees, Inc. where he implemented and successfully executed a turnaround strategy. He also served as the Vice Chairman and Chief Operating Officer at American Eagle Outfitters, Inc. Mr. Lynn began his career at Woolworth Corporation and served as President and Chief Executive Officer of the F.W. Woolworth Company from 1989 until 1993. Mr. Lynn received a BA in English from Saint Michael's College.

         No  arrangement  or  understanding  exists  between  either of  Messrs.
Freeman and Lynn and any other persons pursuant to which either of Messrs. Freeman and Lynn was selected as a director.

         The Registrant expects that Messrs. Freeman and Lynn will join the Audit Committee, Compensation Committee and Governance and Nominating Committee of the Registrant's Board of Directors.

         Neither of Messrs. Freeman and Lynn was or is a party to any transaction with the Registrant during the last two years in which either of Messrs. Freeman and Lynn had or has a direct or indirect material interest.

         On December 14, 2005, the Registrant issued a press release announcing the election of Messrs. Freeman and Lynn to the Registrant's Board of Directors. The press release issued by the Registrant is attached to this Current Report on Form 8-K as Exhibit 99.1, and is incorporated herein by reference.


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ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION. Not applicable.

         (c)      SHELL COMPANY TRANSACTIONS. Not applicable.

         (d)      EXHIBITS.

                  99.1 Press Release issued by Blue Holdings, Inc. on December 14, 2005.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Blue Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BLUE HOLDINGS, INC.


Date:  December 15, 2005                  By:    /s/ Patrick Chow
                                                 -----------------------------
                                                 Patrick Chow, Chief Financial
                                                 Officer and Secretary


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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                              DESCRIPTION OF EXHIBIT
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99.1           Press Release issued by Blue Holdings, Inc. on December 14, 2005.


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